___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

EQUUS TOTAL RETURN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

700 Louisiana Street, 48th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 12, 2017, the Equus Total Return, Inc. issued a press release announcing the repayment of its loan to Biogenic Reagents, LLC. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued on June 12, 2017 by Equus Total Return, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.

Date: June 16, 2017	By: /s/ Kenneth I. Denos
Name: Kenneth I. Denos
Title: Secretary